UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.              )

Filed by the Co-Registrants       ☒       Filed by a Party other than the Registrant        ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST
(Exact Name of Co-Registrant as Specified in their Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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XAI Octagon Floating Rate & Alternative Income Term Trust (XFLT)

321 North Clark Street, Suite 2430

Chicago, Illinois 60654

(312) 374-6930

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MONDAY, MAY 18, 2020

The following Notice of Change of Location relates to the Proxy Statement (the “Proxy Statement”) furnished to shareholders of XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) dated April 10, 2020 in connection with the Annual Meeting Of Shareholders of the Trust to be held on Monday, May 18, 2020. This supplement to the Proxy Statement is being filed with the Securities and Exchange Commission and made available to the Trust’s shareholders on or about April 29, 2020. The Proxy Statement is available at www.proxyvote.com.

Except as amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

This notice should be read in conjunction with the Proxy Statement.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF SHAREHOLDERS

Friday, May 18, 2020 at 9:00 a.m. Central time

Telephonic Meeting Only — No Physical Meeting Location

To the Shareholders of the Trust:

Due to the public health impact of the coronavirus pandemic (COVID-19), travel guidelines impacting Chicago, Illinois and surrounding areas, and to support the health and well-being of shareholders of the Trust, NOTICE IS HEREBY GIVEN that the Annual Meeting of XAI Octagon Floating Rate & Alternative Income Term Trust to be held on Monday, May 18, 2020 at 9:00 a.m. Central time (the “Meeting”) will be held in a telephonic format. Shareholders will not be able to attend the Meeting in person.

Registration Instructions for the Telephonic Meeting

If you were a record holder of Trust shares as of the Record Date of March 27, 2020 (i.e., you held Trust shares in your own name directly with the Trust), you are entitled to notice of and to vote at the Meeting or any adjournments, postponements or delays thereof. To participate in the Meeting, please email the Trust at shareholdermeeting@XAInvestments.com, provide your full name and address. You will then receive an email containing the conference call dial-in information and instructions for participating in the Meeting.

If you held your Trust shares in a brokerage account or through a bank or other nominee, in order to participate in and vote during the Meeting, you must first request and obtain a “legal proxy” from your broker, bank or other nominee reflecting the Trust’s name, the number of Trust shares you held, as well as your name and email address. To participate in the Meeting, please forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy and email it to the Trust at shareholdermeeting@XAInvestments.com. You will then receive an email containing the conference call dial-in information and instructions for participating in the Meeting.

Requests for registration must be received by the Trust no later than 5:00 p.m. Eastern Time on May 13, 2020. Please contact the Trust at 888-903-3358 with any questions regarding accessing the Meeting.

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Whether or not you plan to participate in the Meeting, we urge you to complete the proxy card, date and sign it and return it promptly, or record your voting instructions by telephone or via the internet, as described in the proxy materials, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not mark how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. The proxy card included with the previously distributed proxy materials will not be updated to reflect the change to a telephonic meeting and may continue to be used to vote your shares in connection with the Meeting. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

As always, we appreciate your support.

BY ORDER OF THE BOARD OF TRUSTEES OF THE TRUST

/s/ Theodore J. Brombach

Theodore J. Brombach

Trustee, President and Chief Executive Officer

April 29, 2020

XAI Octagon Floating Rate & Alternative Income Term Trust Announces that Annual Meeting of Shareholders Scheduled for May 18, 2020 Will Be a Telephonic Meeting

April 29, 2020, Chicago – XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) (NYSE: XFLT), a diversified, closed-end management investment company with an investment objective to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle, announced today that the 2020 annual meeting of shareholders scheduled for Monday, May 18, 2020, will be held telephonically, due to the public health impact of the coronavirus pandemic (COVID-19), travel guidelines impacting Chicago, Illinois and surrounding areas, and to support the health and well-being of shareholders of the Trust.

Annual Meeting

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of the Trust to be held on Monday, May 18, 2020 at 9:00 a.m. Central time (the “Meeting”) will be held in a telephonic format. Shareholders will not be able to attend the Meeting in person.

The Proxy Statement for the Meeting is available at www.proxyvote.com. Except as amended or supplemented by the information contained herein, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

Registration Instructions for the Telephonic Meeting

If you were a record holder of Trust shares as of the Record Date of March 27, 2020 (i.e., you held Trust shares in your own name directly with the Trust), you are entitled to notice of and to vote at the Meeting, or any adjournments, postponements or delays thereof. To participate in the Meeting, please email the Trust at shareholdermeeting@XAInvestments.com, provide your full name and address. You will then receive an email containing the conference call dial-in information and instructions for participating in the Meeting.

If you held your Trust shares in a brokerage account or through a bank or other nominee, in order to participate in and vote during the Meeting, you must first request and obtain a “legal proxy” from your broker, bank or other nominee reflecting the Trust’s name, the number of Trust shares you held, as well as your name and email address. To participate in the Meeting, please forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy and email it to the Trust at shareholdermeeting@XAInvestments.com. You will then receive an email containing the conference call dial-in information and instructions for participating in the Meeting.

Requests for registration must be received by the Trust no later than 5:00 p.m. Eastern Time on May 13, 2020. Please contact the Trust at 888-903-3358 with any questions regarding accessing the Meeting.

Whether or not you plan to participate in the Meeting, we urge you to complete your proxy card, date and sign it and return it promptly, or record your voting instructions by telephone or via the internet, as described in the proxy materials, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not mark how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. The proxy card included with the previously distributed proxy materials will not be updated to reflect the change to a telephonic meeting and may continue to be used to vote your shares in connection with the Meeting. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

About XA Investments

XA Investments LLC (“XAI”) serves as the Trust’s investment adviser. XAI is a Chicago-based firm founded by XMS Capital Partners in April, 2016. XAI believes that the investing public can benefit from new vehicles to access a broad range of alternative investment strategies and managers. XAI provides individual investors with access to institutional-caliber alternative managers. For more information, please visit www.xainvestments.com.

About XMS Capital Partners

XMS Capital Partners, LLC, established in 2006, is a global, independent financial services firm providing M&A, corporate advisory and asset management services to clients. It has offices in Chicago, Boston and London. For more information, please visit www.xmscapital.com.

About Octagon Credit Investors

Octagon Credit Investors, LLC (“Octagon”) serves as the Trust’s investment sub-adviser. Octagon is a 25-plus year old, below investment grade corporate credit investment adviser based in New York with over $25 billion in assets under management. Octagon focuses on leveraged loans, high yield bonds and structured credit. Through fundamental credit analysis and active portfolio management, Octagon’s investment team identifies attractive relative value opportunities across below-investment grade asset classes, sectors and issuers. Octagon’s investment philosophy and methodology encourage and rely upon dynamic internal communication to capitalize on actionable investment opportunities and manage portfolio risk. Over its history, the firm has applied a disciplined, repeatable and scalable approach in its effort to generate attractive risk-adjusted returns to its investors. For more information, please visit www.octagoncredit.com.

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The Trust, XAI and Octagon do not provide tax advice; consult a professional tax advisor regarding your specific tax situation. Income may be subject to state and local taxes, as well as the federal alternative minimum tax.

Investors should consider the investment objectives and policies, risk considerations, charges and expenses of the Trust carefully before investing. There is no assurance that a closed-end fund will achieve its investment objective. Common shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply. For more information on the Trust, please visit the Trust’s webpage at www.xainvestments.com.

This press release shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

This press release contains certain statements that may include “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negatives of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Many factors that could materially affect the Trust’s actual results are the performance of the portfolio of securities held by the Trust, the conditions in the U.S. and international financial and other markets, the price at which Common Shares trade in the public markets and other factors discussed in the Trust’s prospectus supplement and accompanying base prospectus and to be discussed in the Trust’s periodic filings with the SEC.

Although the Trust and XAI believe that the expectations expressed in such forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in such forward-looking statements. The Trust’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements, which are made as of the date of this press release. Except for the Trust’s ongoing obligations under the federal securities laws, the Trust does not intend, and the Trust undertakes no obligation, to update any forward-looking statement.

NOT FDIC INSURED	NO BANK GUARANTEE	MAY LOSE VALUE

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Media Contact:

Kimberly Flynn, Managing Director
XA Investments LLC
Phone: 888-903-3358

Email: KFlynn@XAInvestments.com

www.xainvestments.com